SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT

         This Memorandum of Agreement is entered into as of the effective date listed on Exhibit "A" of this agreement, between Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" and, collectively, the "Trusts"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Fund Management Company ("FMC"). FMC shall and hereby agrees to waive fees of each Portfolio, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit "A".

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and FMC agree as follows:

         The Trusts and FMC agree until the date set forth on the attached Exhibit "A" (the "Expiration Date") that FMC will waive Rule 12b-1 distribution plan payments at the rates, on an annualized basis, set forth on Exhibit "A" of the average daily net assets allocable to such class. The Trust's Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. FMC will not have any right to reimbursement of any amount so waived.

         The Trusts and FMC agree to review the then-current waivers for each class of each Portfolio listed on Exhibit "A" on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and AIM have agreed to continue them. Exhibit "A" will be amended to reflect any such agreement.

         It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Portfolios, as provided in the Trusts' Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Portfolios, as provided in the Trusts' Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, the Trusts and FMC have entered into this Memorandum of Agreement as of the date first above written.

                                  SHORT-TERM INVESTMENTS TRUST
                                  TAX-FREE INVESTMENTS TRUST
                                  on behalf of the Funds listed in Exhibit "A" to this Memorandum of Agreement

                                  By:        /s/ Robert H. Graham
                                          -------------------------------------

                                  Title:      President
                                          -------------------------------------


                                  Fund Management Company

                                  By:         /s/ Karen Dunn Kelley
                                          -------------------------------------

                                  Title:      President
                                          -------------------------------------

                                  EXHIBIT "A"


FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                  FUND                                     WAIVER                       EFFECTIVE DATE             EXPIRATION DATE
                  ----                                     ------                       --------------             ---------------
Tax-Free Cash Reserve Portfolio
     Cash Management Class                 0.02% of Rule 12b-1 distribution plan         June 30, 2005             March 31, 2007
                                           payments on average net assets

     Personal Investment Class             0.20% of Rule 12b-1 distribution plan         June 30, 2005             March 31, 2007
                                           payments on average net assets

     Private Investment Class              0.25% of Rule 12b-1 distribution plan         June 30, 2005             March 31, 2007
                                           payments on average net assets

     Reserve Class                         0.13% of Rule 12b-1 distribution plan         June 30, 2005             March 31, 2007
                                           payments on average net assets

     Resource Class                        0.04% of Rule 12b-1 distribution plan         June 30, 2005             March 31, 2007
                                           payments on average net assets

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                  FUND                                     WAIVER                       EFFECTIVE DATE             EXPIRATION DATE
                  ----                                     ------                       --------------             ---------------

Government & Agency Portfolio
     Cash Management Class                   0.02% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Personal Investment Class               0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Private Investment Class                0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Reserve Class                           0.13% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Resource Class                          0.04% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

                  FUND                                     WAIVER                       EFFECTIVE DATE             EXPIRATION DATE
                  ----                                     ------                       --------------             ---------------

Government TaxAdvantage Portfolio
     Cash Management Class                   0.02% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Personal Investment Class               0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Private Investment Class                0.25% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Reserve Class                           0.13% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Resource Class                          0.04% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

Liquid Assets Portfolio
     Cash Management Class                   0.02% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Personal Investment Class               0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Private Investment Class                0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Reserve Class                           0.13% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

STIC Prime Portfolio
     Cash Management Class                   0.02% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Personal Investment Class               0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Private Investment Class                0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Reserve Class                           0.13% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Resource Class                          0.04% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

                  FUND                                     WAIVER                       EFFECTIVE DATE             EXPIRATION DATE
                  ----                                     ------                       --------------             ---------------

Treasury Portfolio
     Cash Management Class                   0.02% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Personal Investment Class               0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Private Investment Class                0.20% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Reserve Class                           0.13% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets

     Resource Class                          0.04% of Rule 12b-1 distribution             June 30, 2005             August 31, 2006
                                             plan payments on average net assets
